                                                                   Exhibit (p.i)

                                 ISHARES TRUST
                                 CODE OF ETHICS
                            Adopted Under Rule 17j-1

                           Effective _________, 2000

     iShares Trust (the Trust) is confident that its Trustees, officers, and employees act with integrity and good faith. The Trust recognizes, however, that personal interests may conflict with the Trust's interests where officers or Trustees:

     .    know about present or future portfolio transactions; or

     .    have the power to influence portfolio transactions; and

     .    engage in securities transactions in their personal account(s).

     In an effort to prevent these conflicts and in accordance with Rule 17j-1 under the Investment Company Act of 1940, the Trust has adopted this Code of Ethics (the Code) to prohibit transactions and conduct that create conflicts of interest, and to establish reporting requirements and enforcement procedures. (Definitions of underlined terms are included in Appendix A).
                ----------

I.   About the Trust and the Advisor.

     The Trust is a registered investment company that consists of multiple investment portfolios (the Funds). Barclays Global Fund Advisors (the Advisor) is the investment advisor for the Funds. The Advisor manages the Funds' assets with a view to matching the performance of each Fund's corresponding benchmark index as closely as possible. In buying and selling securities for the Funds, the Advisor employs replication and representative sampling strategies. Because of these investment methodologies, the personal securities activities of the Trustees and officers of the Trust are less likely to create a conflict of interest than they may in investment companies that employ performance based or fundamental research driven investment or other discretionary strategies. Consequently, the Trust has considered, but not adopted, many of the recommendations of the Investment Company Institute's Advisory Group on Personal Trading.

II.   About this Code of Ethics

           A.  Who is covered by the Code?

               All Trust officers;
                   --------------
               All Trustees, both interested and independent; and
                                   ---------     -----------
               Natural persons in a control relationship to a Fund who obtain
                                    -------
               information concerning recommendations about the purchase or sale
                                                                ----------------
               of any security by a Fund (Natural Control Persons).
                                                  -------

           B.  What rules apply to me?

               This Code sets forth specific prohibitions regarding securities
                                                                    ----------
               transactions and sets out certain reporting requirements. For the reporting requirements that apply to you, please refer to Parts A - D, as indicated below.

               Independent Trustees         Part A
               --------------------
               Interested Trustees          Part B
               -------------------
               Trust Officers               Part C
               --------------
               Natural Control Persons      Part D
                       -------

III.  Statement of General Principles.

     In recognition of the trust and confidence placed in the Trust by its shareholders, and because the Trust believes that its operations should benefit its shareholders, the Trust has adopted the following general principles:

          A. The interests of our shareholders are paramount. Shareholder interests must be placed before your own.

          B. You must accomplish all personal securities transactions in a manner that avoids a conflict between your personal interests and those of the Trust and its shareholders.

          C. You must avoid actions or activities that allow you or your family to profit or benefit from your position with the Trust, or that bring into question your independence or judgment.

IV.  Prohibition Against Fraud, Deceit and Manipulation.

     You cannot, in connection with the direct or indirect purchase or sale of a security held or to be acquired by a Fund:
------------------------------------------

          A.   employ any device, scheme or artifice to defraud the Fund;

          B. make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          C. engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund;

          D.   engage in any manipulative practice with respect to the Fund.

V.  Review and Enforcement of the Trust's Code.

          A.   Appointment of a Review Officer.

               A review officer (the Review Officer) will be appointed by the Chairman of the Board of Trustees (Chairman) to perform the duties described in this Section V.

          B.   The Review Officer's Duties and Responsibilities.

               (1) The Review Officer shall notify each person who becomes an

               Access Person of the Trust and is required to report under the
               -------------
               Code of their reporting obligations, no later than 10 days before the first quarter in which such person is obligated to begin reporting.

               (2) The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with the Funds' completed portfolio transactions and a list of securities being considered for purchase (i.e., trade lists) by the Advisor during the quarter to determine whether a Code violation may have occurred. The Review Officer may request additional information or take any other appropriate measure that the Review Officer decides is necessary to aid in this determination. Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.

               (3) If the Review Officer finds that a Code violation may have occurred, the Review Officer must create and submit a written report regarding the possible violation, together with the confidential quarterly report and any explanatory material provided by the person, to the Chairman and legal counsel (Counsel) for the Trust. The Chairman and Counsel will determine whether the person violated the Code.

               (4) No person is required to participate in a determination of whether he or she has committed a Code violation or discuss the imposition of any sanction against himself or herself.

               (5) If required, the Review Officer will submit his or her own reports (as required) to an Alternate Review Officer who will fulfill the duties of the Review Officer with respect to such reports. If a securities transaction of the Review Officer is
                             ----------
               under review for a possible violation, an officer of the Trust will act for the Alternate Review Officer for purposes of this
               Section V.

          C.   Exceptions.

               In the event that a person subject to the Code believes that he or she is unable to comply with certain provisions of the Code, the person must notify the Review

               Officer in writing, setting forth the reasons why he or she cannot comply with the Code.

               The Review Officer, in his or her discretion, may exempt this person from any such provisions of the Code, if the Review Officer determines that (a) the services of the person are valuable to the Trust or the Advisor; (b) the failure to grant this exemption will result in an undue burden on the person or prevent the person from being able to render services to the Trust or the Advisor; and (c) granting the exemption does not detrimentally affect the shareholders of the Trust or the Advisor. The Review Officer will prepare a report documenting the nature of any exemption granted, the persons involved and the reasons for granting such exemption.

               Any person granted an exemption with respect to a particular transaction must furnish the Review Officer with a written report concerning that transaction within three days of the transaction.

          D.   Sanctions.

               If the Chairman and Counsel determine that a person violated the Code pursuant to paragraph B.(3) above, disciplinary action may be taken and sanctions may be imposed.

VI.  Recordkeeping.

     The Trust will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

          A. A copy of this Code and any other code adopted by the Trust which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place.

          B. A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

          C. A copy of each Quarterly, Initial and Annual Report submitted under this Code, including any information provided in lieu of such reports, will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

          D. A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, and a list of those who are or were responsible for reviewing these reports, will be maintained in an easily accessible place.

          E. A copy of each annual issues report and accompanying verification, as required by Section VIII.C of this Code, must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in any easily accessible place.

VII.  Interrelationship with Investment Adviser's Code of Ethics.

          A.   General Principle.

               A person who is both an access person of the Trust and an access
                                       -------------                     ------
               person of the Advisor is only required to report under and
               ------
               otherwise comply with the Advisor's or principal underwriter's Rule 17j-1 code of ethics, provided that such code has been adopted pursuant to and in compliance with Rule 17j-1. Such persons, however, are still subject to the principles and prohibitions contained in Section III and IV hereof.

          B.   Procedures.

               The Advisor must:

                    (1) Submit to the Board of Trustees a copy of its code of ethics adopted pursuant to Rule 17j-1;

                    (2) Promptly furnish to the Trust, upon request, copies of any reports made under its code of ethics by any person who is also covered by the Trust's Code; and

                    (3) Promptly report to the Trust in writing any material amendments to its code of ethics, along with the certification described under Section VIII.C hereof.

VIII.  Miscellaneous.

          A.   Confidentiality.

               The Trust will endeavor to maintain the confidentiality of all personal securities transactions reports and any other information filed with the Trust under this Code. Such reports and related information, however, may be produced to the Securities and Exchange Commission and other regulatory agencies.

          B.   Interpretation of Provisions.

               The Board of Trustees may from time to time adopt such interpretations of this Code as it deems appropriate.

          C.   Annual Issues Report and Accompanying Certification.

               At least annually, the Review Officer, the Advisor, any other investment advisor to a Fund (including any sub-advisor) and the Trust's principal underwriter (if applicable) each must provide the following to the Board:

               (1) a report that describes any issues that arose during the previous year under the its code and any procedures thereto, including any material code or procedural violations, and any resulting sanctions; and

               (2) a certification that it has adopted procedures necessary to prevent its access persons from violating its code.
                           --------------

               The Review Officer, Advisor, other advisors and principal underwriter (if applicable) may report to the Board more frequently as they deem necessary or appropriate and shall do so as requested by the Board.

          D.   Initial and Annual Acknowledgment.

               The Review Officer shall promptly provide all persons covered by this Code with a copy of the Code. In addition, all persons covered by this Code must complete the Acknowledgment included as Appendix D within 10 days of becoming an access person of the
                                                        -------------
               Trust and must submit an Acknowledgment to the Review Officer each year thereafter.


Adopted:  February______, 2000

                                     PART A

                              Independent Trustees

I.   Quarterly Reports

Each quarter, you must report any securities transactions, as well as any
                                  ----------
securities accounts you established during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Report is included as Appendix B.

If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

You need not submit a Quarterly Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Trust, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer no later than 10 days after the end of the calendar quarter. Please see the Review Officer for more information.

II.  What Must Be Included In Your Quarterly Reports?

          (A) You must report all transaction in securities that:  (i) you
                                                 ----------
          directly or indirectly beneficially own or (ii) because of the
                                 ------------ ---
          transaction, you acquire direct or indirect beneficial ownership.  The
                                                      --------------------
          report must also list each securities account you established during the quarter in which any securities were held for your direct or indirect benefit.

          (B) Reports of individual securities transactions are required only if
                                    ----------
          you knew at the time of the transaction or, in the ordinary course of fulfilling your official duties as a Trustee, should have known, that during the 15 day period immediately preceding or following the date of your transaction, the same security was purchased or sold, or was
                                        --------
          being considered for purchase or sale, by a Fund.
          -------------------------------------

          Note:  The "should have known" standard does not:
          ----

               . imply a duty of inquiry;

               . presume you should have deduced or extrapolated from discussions or memoranda dealing with a Fund's investment strategies; or

               . impute knowledge from your awareness of a Fund's portfolio holdings, market considerations, benchmark index, or investment policies, objectives and restrictions.

III.  What May Be Excluded from Your Quarterly Reports?

You are not required to include the following securities, transactions or accounts on your Quarterly Reports:

          (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control.

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a security issued by your
                                                --------
          employer.

          (C) Purchases effected on the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as you
                                                    ----------
          acquired these rights from the issuer, and sales of such rights.

          (D) Purchases or sales which are non-volitional, including purchases or sales upon exercise of written puts or calls and sales from a margin account to a bona fide margin call.

          (E) Purchases of direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high
                                                                       ----
          quality short-term debt instruments, including repurchase agreements,
          -----------------------------------
          and shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial
                                                                 ----------
ownership in a security included in the report.
---------      --------

                                     PART B

                               Interested Trustees

I.   Initial and Annual Report of Securities Holdings and Accounts.

You must provide the Review Officer with a complete listing of your securities accounts and any securities you beneficially own as of the date you first became
                 ----------     ------------ ---
subject to the Code's reporting requirements. You must submit the initial list within 10 days of the date you first became subject to the reporting requirements. Each following year, you must submit a revised list to the Review Officer showing your securities accounts and any securities you beneficially own
                                                 ----------     ------------ ---
as of a date no more than 30 days before you submit the list. An Initial Report and an Annual Report are included as Appendix C.

II.  Quarterly Reports.

Each quarter, you must report any securities transactions, as well as any
                                  ----------
securities accounts you established during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Report is included as Appendix B.

If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

You need not submit a Quarterly Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Trust, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer no later than 10 days after the end of the calendar quarter. Please see the Review Officer for more information.

III. What Must Be Included In Your Reports?

You must report all transactions in securities that: (i) you directly or
                                    ----------
indirectly beneficially own or (ii) because of the transaction, you acquire
           ------------ ---
direct or indirect beneficial ownership. You also must list on the report each
                   --------------------
account in which any securities were held for your direct or indirect benefit.

IV.  What May Be Excluded from Your Reports?

You are not required to include the following securities, transactions or accounts on your reports:

          (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control.

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a security issued by your
                                                --------
          employer.

          (C) Purchases effected on the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as you
                                                    ----------
          acquired these rights from the issuer, and sales of such rights.

          (D) Purchases or sales which are non-volitional, including purchases or sales upon exercise of written puts or calls and sales from a margin account to a bona fide margin call.

          (E) Purchases of direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high
                                                                       ----
          quality short-term debt instruments, including repurchase agreements,
          -----------------------------------
          and shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial
                                                                 ----------
ownership in a security included in the report.
---------      --------

                                     PART C

                                 Trust Officers

I.   Initial and Annual Report of Securities Holdings and Accounts.

You must provide the Review Officer with a complete listing of your securities accounts and any securities you beneficially own as of the date you first became
                 ----------     ------------ ---
subject to the Code's reporting requirements. You must submit the initial list within 10 days of the date you first became subject to the reporting requirements. Each following year, you must submit a revised list to the Review Officer showing your securities accounts and any securities you beneficially own
                                                 ----------     ------------ ---
as of a date no more than 30 days before you submit the list. An Initial Report and an Annual Report are included as Appendix C.

II.  Quarterly Reports.

Each quarter, you must report any securities transactions, as well as any
                                  ----------
securities accounts you established during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Report is included as Appendix B.

If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

You need not submit a Quarterly Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Trust, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer no later than 10 days after the end of the calendar quarter. Please see the Review Officer for more information.

III. What Must Be Included In Your Reports?

You must report all transactions in securities that: (i) you directly or
                                    ----------
indirectly beneficially own or (ii) because of the transaction, you acquire
           ------------ ---
direct or indirect beneficial ownership. You also must list on the report each
                   --------------------
account in which any securities were held for your direct or indirect benefit.

IV.  What May Be Excluded from Your Reports?

You are not required to include the following securities, transactions or accounts on your reports:

          (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control.

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a security issued by your
                                                --------
          employer.

          (C) Purchases effected on the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as you
                                                    ----------
          acquired these rights from the issuer, and sales of such rights.

          (D) Purchases or sales which are non-volitional, including purchases or sales upon exercise of written puts or calls and sales from a margin account to a bona fide margin call.

          (E) Purchases of direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high
                                                                       ----
          quality short-term debt instruments, including repurchase agreements,
          -----------------------------------
          and shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial
                                                                 ----------
ownership in a security included in the report.
---------      --------

                                     PART D

                            Natural Control Persons

I.   Initial and Annual Report of Securities Holdings and Accounts.

You must provide the Review Officer with a complete listing of your securities accounts and any securities you beneficially own as of the date you first became
                 ----------     ------------ ---
subject to the Code's reporting requirements. You must submit the initial list within 10 days of the date you first became subject to the reporting requirements. Each following year, you must submit a revised list to the Review Officer showing your securities accounts and any securities you beneficially own
                                                 ----------     ------------ ---
as of a date no more than 30 days before you submit the list. An Initial Report and an Annual Report are included as Appendix C.

II.  Quarterly Reports.

Each quarter, you must report any securities transactions, as well as any
                                  ----------
securities accounts you established during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Report is included as Appendix B.

If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

You need not submit a Quarterly Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Trust, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer no later than 10 days after the end of the calendar quarter. Please see the Review Officer for more information.

III.  What Must Be Included In Your Reports?

You must report all transactions in securities that: (i) you directly or
                                    ----------
indirectly beneficially own or (ii) because of the transaction, you acquire
           ------------ ---
direct or indirect beneficial ownership. You also must list on the report each
                   --------------------
account in which any securities were held for your direct or indirect benefit.

IV.  What May Be Excluded from Your Reports?

You are not required to include the following securities, transactions or accounts on your reports:

          (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control.

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a security issued by your
                                                --------
          employer.

          (C) Purchases effected on the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as you
                                                    ----------
          acquired these rights from the issuer, and sales of such rights.

          (D) Purchases or sales which are non-volitional, including purchases or sales upon exercise of written puts or calls and sales from a margin account to a bona fide margin call.

          (E) Purchases of direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high
                                                                       ----
          quality short-term debt instruments, including repurchase agreements,
          -----------------------------------
          and shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial
                                                                 ----------
ownership in a security included in the report.
---------      --------

V.  Pre-Approval of Investments in IPOs or Limited Offerings.

You may not directly or indirectly acquire beneficial ownership in any
                                           --------------------
securities in an IPO or limited offering without obtaining prior approval from
                 ---    ----------------
the Review Officer. The Review Officer must review each request for approval and record the decision regarding the request. Each such record must include the Review Officer's reasons supporting the decision. The Trust must maintain a record of any decision, and the reasons supporting the decision, to approve these investments for at least five years after the end of the fiscal year in which the approval is granted.

                                   APPENDIX A

                                  Definitions

                                  General Note

 The definitions and terms used in this Code of Ethics are intended to mean the same as they do under the 1940 Act and the other federal securities laws. If a definition hereunder conflicts with the definition in the 1940 Act or other federal securities laws, or if a term used in this Code is not defined, you should follow the definitions and meanings in the 1940 Act or other federal securities laws, as applicable.

Access person means any director, trustee or officer of a fund or of a fund's
-------------
investment adviser; any employee of a fund or its investment adviser (or of any company in a control relationship to the fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a fund
                                     ----------------     ----------
or whose functions relate to the making of any recommendations with respect to the purchases or sales; and any natural person in a control relationship to a
                                                    -------
fund or its investment adviser, who obtains information concerning recommendations made to the fund with regard to the purchase or sale of
                                                    ----------------
securities by the fund.
----------

Beneficial ownership means the same as it does under Section 16 of the
--------------------
Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any securities in which you have a direct or indirect pecuniary (monetary) interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

Control means the same as it does under in Section 2(a)(9) of the 1940 Act.
-------
Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder of such securities control over the company. This presumption may be countered by the facts and circumstances of a given situation.

High quality short-term debt instrument means any instrument that has a maturity
---------------------------------------
at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., Moody's Investors Service).

Independent Trustee means a Trustee of the Trust who is not an "interested
-------------------
person" of the Trust within
the meaning of Section 2(a)(19) of the 1940 Act.

Interested Trustee means a Trustee of the Trust who is an "interested person" of
------------------
the Trust within the meaning of Section 2(a)(19) of the 1940 Act.


                                     App. A

IPO (i.e., initial public offering) means an offering of securities registered
---
under the Securities Act of 1933 the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

Limited offering means an offering that is exempt from registration under the
----------------
Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (e.g., private placements).

Purchase or sale of a security includes, among other things, the writing of an
------------------------------
option to purchase or sell a security.
                             --------

Security means the same as it does under Section 2(a)(36) of the 1940 Act,
--------
except that it does not include direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high
                                                                      ----
quality short-term debt instruments, including repurchase agreements, or shares
-----------------------------------
issued by registered open-end investment companies.

A security held or to be acquired by a Fund means:  (i) any security that
  -------------------------------                           --------
within the most recent 15 days is or has been held by the Fund or is being or
                                                                     --------
has been considered by the Advisor for purchase by the Fund and (ii) any option
-------------------
to purchase or sell, and any security convertible into or exchangeable for, a security.
--------

A security is being purchased by a Fund from the time a purchase or sale
  --------    ---------------
program has been communicated to the person who places buy and sell orders for the Fund until the program has been fully completed or terminated.

A security is being considered for purchase by a Fund when the Advisor
  --------    -----------------------------
identifies a security as such. For purposes of this Code, the Advisor considers securities on its "trade lists" as those "being considered for purchase."

Trust officer means any person lawfully elected by the Board and authorized to
-------------
act on behalf of the Trust.

                                     App. A

                                   APPENDIX B

                                Quarterly Report

Name of Reporting Person: ___________________________
Calendar Quarter Ended: ______________
Date Report Due: ______ 10, ____
Date Report Submitted:_____________

Securities Transactions

-------------------------------------------------------------------------------------------------
                                          Principal
                                           Amount,
                                           Maturity                                 Name of
                Name of                    Date and                                 Broker,
                Issuer         No. of      Interest                                Dealer or
                  and          Shares        Rate                                    Bank
  Date of      Title of          (if         (if          Type of                  Effecting
Transaction    Security      applicable) applicable)    Transaction     Price     Transaction
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

If you have no securities transactions to report for the quarter, please check here .

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.
_______________________________________________________________________________
_______________________________________________________________________________

Securities Accounts
If you established a securities account during the quarter, please provide the following information:

         Name of Broker, Dealer or Bank                Date Account was Established    Name(s) on and Type of Account
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

If you did not establish a securities account during the quarter, please check here.

I certify that I have included on this report all securities transactions and accounts required to be reported pursuant to the Code of Ethics.

Signature: ____________________             Date: __________________


                                     App. B

                                   APPENDIX C
             Initial and Annual Reports of Securities and Accounts

                            INITIAL HOLDINGS REPORT

Name of Reporting Person: _________________
Date Person Became Subject to the Code's Reporting Requirements: ________ Information in Report Dated As Of: ____________
Date Report Due: __________
Date Report Submitted:  __________

Securities Holdings

-----------------------------------------------------------------------------------------------------------------
      Name of Issuer and               No. of Shares          Principal Amount, Maturity Date and Interest Rate
       Title of Security              (if applicable)         (if applicable)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

If you have no securities holdings to report, please check here.

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.
________________________________________________________________________________
________________________________________________________________________________

Securities Accounts

             Name of Broker, Dealer or Bank                           Name(s) on and Type of Account
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

If you have no securities accounts to report, please check here.

I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Code of Ethics.

Signature: ____________________             Date: __________________


                                     App. C

                              APPENDIX C CONTINUED

                             ANNUAL HOLDINGS REPORT

Name of Reporting Person:________________________________
Information in Report Dated As of:____________
Date Report Due: __________
Calendar Year Ended: December 31, _____

Securities Holdings

---------------------------------------------------------------------------------------------------------------------------
      Name of Issuer and               No. of Shares               Principal Amount, Maturity Date and Interest Rate
       Title of Security              (if applicable)              (if applicable)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

If you have no securities holdings to report for the year, please check here.

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

________________________________________________________________________________
________________________________________________________________________________

Securities Accounts

-------------------------------------------------------------------------------------------------------------------------
            Name of Broker, Dealer or Bank                 Date Account Was          Name(s) on and Type of Account
                                                             Established
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

If you have no securities accounts to report for the year, please check here.

I certify that I have included on this report all securities transactions and accounts required to be reported pursuant to the Code of Ethics.

Signature: ____________________             Date: __________________



                                     App. C

                                   APPENDIX D

                                 Acknowledgment


TO:       Review Officer

RE:       Acknowledgment of Code of Ethics

--------------------------------------------------------------------------------

Initial Acknowledgment: Please check here if this is an initial acknowledgment.

I CERTIFY THAT (1) I HAVE RECEIVED, READ AND UNDERSTAND THE CODE OF ETHICS, (2) I AM AWARE THAT I AM SUBJECT TO THE PROVISIONS OF THIS CODE, (3) I WILL COMPLY WITH THIS CODE, AND (4) I WILL REPORT ALL HOLDINGS, TRANSACTIONS AND ACCOUNTS THAT I AM REQUIRED TO REPORT PURSUANT TO THIS CODE.

--------------------------------------------------------------------------------
Annual Acknowledgment: Please check here if this is an annual acknowledgment.

I CERTIFY THAT (1) I HAVE RECEIVED, READ AND UNDERSTAND THE CODE OF ETHICS, (2) I AM AWARE THAT I AM SUBJECT TO THE PROVISIONS OF THIS CODE, (3) I HAVE COMPLIED WITH THIS CODE AT ALL TIMES DURING THE PREVIOUS CALENDAR YEAR, AND (4) I HAVE, DURING THE PREVIOUS CALENDAR YEAR, REPORTED ALL HOLDINGS, TRANSACTIONS AND ACCOUNTS THAT I AM REQUIRED TO REPORT PURSUANT TO THIS CODE.

--------------------------------------------------------------------------------


Name (print): ________________________

Position: ____________________________

Signature: ___________________________

Date Submitted: ______________________

Date Due: ____________________________



                                     App. D